UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2014

ALPS ETF TRUST

(Exact name of Registrant as Specified in Its Charter)

46-1039013
46-1051002
Delaware	811-22175	46-1061231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_1290 BROADWAY, SUITE 1100, DENVER, COLORADO                                  80203__

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code: (303) 623-2577

____                               ____

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure

On September 30, 2014, ALPS ETF Trust (the “Trust”), on behalf of VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and VelocityShares Emerging Asia DR ETF (the “Funds”), received a notice of deficiency letter from NASDAQ (“NASDAQ Letter”) indicating that each of the Funds failed to comply with the NASDAQ listing standards under NASDAQ Listing Rule 5705(b)(9)(B)(i)(a). The NASADQ Letter stated that each Fund did not meet the listing requirement of maintaining 50 or more beneficial holders for 30 or more consecutive trading days as of September 17, 2014.

16747667.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ALPS ETF Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPS ETF TRUST

Date:  October 3, 2014

By:

/s/ Thomas A. Carter

Name:

Thomas A. Carter

Title:

President

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